Exhibit 10.25

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential

Convertible note deed

Gelteq Limited

Table of Contents

1.	Defined terms and interpretation	3
2.	Notes	8
3.	Payment	9
4.	Conversion	10
5.	Redemption	12
6.	Register and Note Certificates	12
7.	Form and title	13
8.	Rights and obligations of Noteholders	14
9.	General matters	15
Schedule 1 – Subscription Notice		17

Dated	25/05/2024

Parties

This deed is made by Gelteq Limited ACN 619 501 254 (Company)

Address	641 Glen Huntly Road, Caulfield VIC 3162

Email	info@gelteq.com

Attention	Simon Szewach

Background

A.	The Company proposes to issue Notes from time to time pursuant to the terms of this deed.

B.	The Company enters into this deed for the benefit of the Noteholders from time to time.

Agreed terms

1.	Defined terms and interpretation

1.1	Defined terms

In this deed unless the context otherwise requires:

Board means the board of directors for the time being of the Company.

Business Day means a day on which banks are open for business in Sydney excluding a Saturday, Sunday or public holiday in that city.

Constitution means the constitution of the Company from time to time.

Control has the meaning given to that term in section 50AA of the Corporations Act.

Conversion means, in respect of a Note, the application of the Outstanding Amount in respect of that Note to subscribe for Conversion Shares in accordance with clause 4, and Convert has a corresponding meaning.

Conversion Price means a price that will be 22% lower than the Listing Price and would be calculated as Conversion Price multiplied by the sum of 1 minus the Discount Rate.

Conversion Share means an ordinary Share issued in respect of a Conversion under clauses 4.1 or 4.2.

Corporations Act means the Corporations Act 2001 (Cth).

Default Repayment Date has the meaning given in clause 5.2.

Discount Rate means 22%.

Encumbrance means any interest or power:

(a)	reserved in or over any interest in any asset including, but not limited to, any retention of title; or

(b)	created or otherwise arising in or over any interest in any asset under a security agreement, a bill of sale, mortgage, charge, lien, pledge, trust or power,

(i)	by way of, or having similar commercial effect to, security for payment of a debt, any other monetary obligation or the performance of any other obligation, or any trust or any retention of title and includes, but is not limited to:

(ii)	any agreement to grant or create any of the above; and

(c)	a security interest within the meaning of section 12(1) of the Personal Property Securities Act 2009 (Cth).

End Date means 31 December 2025.

Event of Default means the occurrence of any of the following events:

(a)	the Company breaches this deed, provided such breach is materially adverse to the Company, and such breach is not remedied within 10 Business Days of the Company receiving notice of such breach in writing;

(b)	an application or order is made for the winding up of the Company or for the appointment of a liquidator in respect of the Company;

(c)	the Company passes a resolution for its winding up;

(d)	the Company enters into or resolves to enter into a scheme of arrangement, compromise or composition with, or assignment for the benefit of, creditors or any class of them;

(e)	the Company is deregistered, or any steps are taken to deregister the Company under the Corporations Act;

(f)	a receiver, receiver and manager, administrator, controller (within the meaning of section 9 of the Corporations Act) or analogous person is appointed to, or the holder of an Encumbrance takes possession of, all or any part of the assets of the Company;

(g)	the Company is or becomes unable to pay its debts as they fall due; or

(h)	non-payment of the Outstanding Amount in respect of a Note on the Repayment Date.

Face Value in respect of a Note, has the meaning given to that term in clause 2.1(a)(i).

Government Agency means any government or governmental, administrative, monetary, fiscal or judicial body, department, commission, authority, tribunal, agency or entity in any part of the world.

Group means the corporate group comprising the Company each of its Related Bodies Corporate and Group Member means any one of them individually, as applicable.

Immediately Available Funds means payment by electronic funds transfer into an account nominated by the recipient.

Interest Rate means 6.00% per annum.

Listing means the admission for trading on a recognised stock exchange of securities in any Group Member (or any company which is proposed by the Board to become the ultimate holding company of the Group), whether or not in conjunction with a sell-down of any such securities.

Liquidity Event means:

(a)	a Listing;

(b)	a Sale Event; or

(c)	a Qualifying Transaction.

(d)	30 days from the date of an IPO

Liquidity Event Notice has the meaning given in clause 4.1.

Liquidity Repayment Date has the meaning given in clause 5.2.

Lockup Period means a 30-day lockup restriction period where the Noteholder is unable to sell stock in the event of a Listing event.

Majority Noteholders means a Noteholder or Noteholders holding more than 50% of the Outstanding Amount owing on all Notes on issue from time to time.

Maturity Date means 31 December 2025.

Maturity Date Notice has the meaning given in clause 4.2.

Market Value means:

(a)	in the case of a Listing, the price per Share set for the underlying securities that are offered for issue as part of the Listing;

(b)	in the case of a Sale Event, the price per Share set for the underlying securities that are to be sold as part of the Sale Event; and

(c)	in the case of a Qualifying Transaction, the price per Share set for the underlying securities that are to be issued as part of the Qualifying Transaction.

Note means an unsecured convertible note of the Company constituted by this deed and issued in accordance with clause 2 which has not been repaid or converted in accordance with this deed.

Noteholder means a person noted in the Register as a holder of one or more Notes.

Noteholder Redemption Notice has the meaning given in clause 4.1.

Note Certificate means a certificate or statement evidencing a Noteholder as the registered holder of a Note.

Outstanding Amount means Equal to the Face Value plus the accrued but unapid interest

Qualifying Transaction means the completion of a transaction or series of related transactions with the principal purpose of raising at least $5,000,000 by way of issue of Shares or any other class of securities (as defined in section 92(3) of the Corporations Act) issued by the Company from time to time including securities that are convertible or exchangeable for Shares or any form of listing on a public stock exchange.

Register means the register of Noteholders of the Company evidencing the relevant holder of each Note.

Related Body Corporate has the meaning given to that term in the Corporations Act.

Repayment Date means a Default Repayment Date or a Liquidity Repayment Date.

Sale Event means:

(a)	a sale to a third party purchaser of all (or substantially all) of the assets and business undertaking of the Company (including by way of a sale of shares of the Company’s directly or indirectly owned subsidiaries); or

(b)	the sale by the Company’s shareholders (in one transaction or a series of connected transactions) to a third party purchaser of all of the Shares,

provided that no sale or transfer undertaken to effect a corporate reorganisation of any Group Member will constitute a Sale Event.

Share means a share of any class in the capital of the Company.

Shareholder means a holder of shares in the Company.

Shareholders’ Deed means the amended and restated shareholders’ deed dated 19 July 2021 between the Company and its Shareholders.

Subscriber means a person subscribing for Notes pursuant to a Subscription Notice.

Subscription Notice means a notice substantially in the form as set out in Schedule 1 whereby a person agrees to subscribe for a number of Notes to be issued by the Company on the terms of this deed.

Tax means tax, levy, charge, impost, fee, deduction, goods and services tax, compulsory loan or withholding which is assessed, levied, imposed or collected by any Government Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	A term used in this deed that has a meaning given by the Corporations Act has that meaning unless otherwise defined in this deed.

(c)	The singular includes the plural and the plural includes the singular.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency as well as an individual.

(f)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed and a reference to this deed includes any schedule, attachment and exhibit.

(g)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(h)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(i)	A reference to a party to a document includes that party’s successors and permitted assignees.

(j)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(k)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(l)	A reference to ’$’ means the lawful currency of Australia.

1.3	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘include’ or ‘for example’ or similar expressions does not limit what else is included.

1.4	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

2.	Notes

2.1	Creation of Notes

(a)	The Company may create and issue Notes on the terms and conditions of this deed. The Company may only issue Notes pursuant to a Subscription Notice or as otherwise permitted in this deed. Each Note issued to a Noteholder pursuant to a Subscription Notice will:

(i)	have a face value of $1 (Face Value); and

(ii)	be on the terms and conditions of this deed.

(b)	If a Subscriber delivers a completed and executed Subscription Notice to the Company by the End Date:

(i)	the Subscriber must pay the Subscription Amount (as defined in the Subscription Notice) to the Company on the terms set out in the Subscription Notice by 5pm on the End Date; and

(ii)	subject to receipt of the Subscription Amount, the Company must issue the Notes set out in the Subscription Notice to the Subscriber on the terms of this deed; and

(iii)	the Company must register the issue of the Notes in the Register and otherwise comply with its obligations under clause 6.

2.2	Undertakings and acknowledgment of debt

The Company:

(a)	agrees to pay any amounts payable to a Noteholder in respect of each Note held by that Noteholder in accordance with this deed; and

(b)	acknowledges that it is indebted to a Noteholder for the aggregate Outstanding Amount in respect of the Notes held by that Noteholder and any other amount payable in connection with those Notes under this deed.

2.3	Status

(a)	The Notes:

(i)	are direct and unconditional obligations of the Company;

(ii)	are unsecured;

(iii)	rank:

(A)	without preference or priority among themselves; and

(B)	at least equally with all present and future unsubordinated and unsecured obligations of the Company (except liabilities mandatorily preferred by law and subject to laws and principles of equity generally affecting creditors’ rights).

(b)	The ranking of Notes is not affected by the date of inscription in the Register.

2.4	Purpose

The Company will use the proceeds from the issue of Notes for working capital purposes.

2.5	Transfer of Notes

A Noteholder must not transfer any of its Notes without the prior written approval of the Board.

2.6	Most favoured nation

If after the date a Note is issued but prior to its Conversion or Redemption, the Company issues convertible notes on terms that are more favourable (individually or when taken as a whole) than those set out in this deed, the Company must provide full details to the Noteholders (including a copy of any agreement) without undue delay, and amend this document on request of the Majority Noteholders so as to provide the Noteholders with such more favourable terms.

3.	Payment

3.1	Final payment

Subject to clause 4, on the Repayment Date, the Company must pay the Outstanding Amount in respect of a Note to the relevant Noteholder.

3.2	Method

The Company and each Noteholder must make all payments due under this deed:

(a)	in Immediately Available Funds;

(b)	in Australian dollars; and

(c)	not later than midday in Sydney, NSW, Australia on the due date.

3.3	Gross

The Company must make all payments due under this deed without:

(a)	any set-off, counterclaim or condition; or

(b)	any deduction or withholding for any Tax or any other reason other than a deduction or withholding which is required by applicable law.

3.4	Interest

(a)	Each Note will accrue interest on its Face Value from the date of issue in accordance with this clause 3.4.

(b)	Interest on the Face Value of each Note:

(i)	accrues daily at the Interest Rate from the date of issue; and

(ii)	is calculated on the basis of actual days elapsed and a 365 day year.

(c)	Interest accrued under this clause 3.4 for all or part of a financial year which remains unpaid from time to time after the earlier of the end of that financial year and the Repayment Date will not be capitalised.

3.5	Cancellation of Notes

Upon the Company paying all of the Outstanding Amount in respect of a Note to the relevant Noteholder under this clause 3, the Note is automatically cancelled and may not be reissued. The Company must update the Register accordingly.

4.	Conversion

4.1	Conversion on a Liquidity Event

(a)	If at any time the Board proposes to implement a Liquidity Event, the Company must notify all Noteholders in writing (Liquidity Event Notice).

(b)	Each Noteholder may, within 10 Business Days of receipt of the Liquidity Event Notice, by written notice to the Company:

(i)	elect to Convert all Notes on issue into the number of fully paid Conversion Shares determined in accordance with clause 4.1(c)(ii); or

(ii)	declare that the Outstanding Amount in respect of all Notes on issue is due and payable and that all Notes on issue are to be redeemed by the Company in accordance with clause 5.2 and to be paid out of the proceeds of the Liquidity Event (Noteholder Redemption Notice).

(c)	If a Noteholder elects to Convert all Notes on issue under clause 4.1(b)(i), all Notes held by that Noteholder will Convert:

(i)	immediately prior to the Liquidity Event; and

(ii)	into such number of fully paid Conversion Shares calculated as the total Outstanding Amount in respect of the Notes held by that Noteholder divided by the Conversion Price.

(d)	If a Noteholder fails to deliver a notice to the Company under clause 5.2(b), it will be deemed to have elected to Convert all Notes on issue in accordance with clause 4.1(c).

4.2	Maturity Date Notice

(a)	At least 90 days prior to the Maturity Date, each Noteholder must provide written notice to the Company confirming whether the Noteholder elects to Convert their Notes on the Maturity Date or intends to redeem the Notes for repayment pursuant to clause 3.1 (Maturity Date Notice).

(b)	If a Noteholder fails to give a Maturity Date Notice at least 90 days prior to the Maturity Date, the Noteholder will be deemed to have given a Maturity Date Notice electing to Convert their Notes on the Maturity Date, unless the Company advises the Noteholder at least 15 days prior to the Maturity Date that it will instead elect to repay the Notes on the Maturity Date pursuant to clause 3.1.

4.3	Conversion pursuant to Maturity Date Notice

(a)	A Noteholder must elect to Convert all Notes on issue when giving a Maturity Date Notice pursuant to clause 4.2.

(b)	Where:

(i)	a Noteholder elects to Convert all Notes pursuant to clause 4.3(a); or

(ii)	a Noteholder is deemed to have elected to Convert all Notes on issue pursuant to clause 4.2(b) (and the Company does not give the Noteholder a notice for repayment pursuant to that clause),

all Notes held by the Noteholder will Convert into the number of fully paid Conversion Shares calculated as the total Outstanding Amount in respect of the Notes held by that Noteholder divided by the Conversion Price.

4.4	Implications of Conversion

(a)	On issue of the Conversion Shares, to the extent not already done so, each Noteholder agrees to be a member of the Company and be bound by the Constitution.

(b)	On Conversion:

(i)	the Company must procure that a meeting of the Board is convened and approves the matters in clause 4.4(b)(ii); and

(ii)	the Company must:

(A)	issue the Conversion Shares to each Noteholder as fully paid and free from Encumbrances;

(B)	enter each Noteholder in the register of members of the Company as the holder of the Conversion Shares;

(C)	issue and deliver appropriate certificates of title in respect of the Conversion Shares to each Noteholder; and

(D)	lodge a notice with the Australian Securities and Investments Commission in respect of the issue of the Conversion Shares to each Noteholder.

(E)	The Noteholder agrees to the required Lock Up Period requirement.

4.5	Cancellation of Notes

Upon the Conversion of a Note under this clause 4, the Note is automatically cancelled and the Company must update the Register accordingly.

5.	Redemption

5.1	Redemption on an Event of Default

If an Event of Default occurs and continues unremedied for 10 Business Days after notice of the Event of Default is given to the Company, the Majority Noteholders may, by written notice to the Company (Default Redemption Notice), declare that the Outstanding Amount in respect of all Notes on issue is immediately due and payable.

5.2	Process of redemption

The Company must redeem:

(a)	if it relates to a Noteholder Redemption Notice, each Note held by each Noteholder that delivered a Noteholder Redemption Notice within 5 Business Days of the Liquidity Event and the parties acknowledge that the Notes will be redeemed out of the proceeds of the Liquidity Event (Liquidity Repayment Date); or

(b)	if it relates to a Default Redemption Notice, all Notes held by all Noteholders, within 5 Business Days of the date of a Default Redemption Notice (Default Repayment Date),

and pay the Outstanding Amount in respect of each Note to the relevant Noteholder in Immediately Available Funds in accordance with clause 3.

6.	Register and Note Certificates

6.1	Register

(a)	The Company must prepare and maintain a Register containing all usual and proper information relating to the Notes including, without limitation:

(i)	the name and address of each Noteholder;

(ii)	the number and Face Value of each Note held by a Noteholder;

(iii)	whether any Notes held by a Noteholder have been repaid, converted or transferred;

(iv)	the date of issue, transfer, repayment or conversion of each Note;

(v)	if a Note held by a Noteholder has been converted into a Conversion Share, the number of Conversion Shares issued pursuant to the conversion; and

(vi)	the number of each Note Certificate in respect of the Notes held by a Noteholder.

(b)	The Company must promptly update the Register to record changes.

6.2	Register is paramount

Each entry in the Register is sufficient and conclusive evidence to all persons and for all purposes that the person whose name is so inscribed is the registered holder of the Note, except in the case of manifest error or a breach by the Company of its obligations under clause 6.1.

6.3	Effect of entries in the Register

Each entry in the Register in respect of a Note constitutes:

(a)	an acknowledgment to the Noteholder by the Company of the indebtedness of the Company to the Noteholder under this deed;

(b)	an undertaking by the Company to the Noteholder to make all payments required to be made in respect of the Notes held by that Noteholder in accordance with the terms of this deed; and

(c)	an entitlement to other benefits given to the Noteholder under this deed.

6.4	Note Certificates

(a)	Upon the issue of Notes, the Company must issue a Note Certificate in respect of those Notes to each Noteholder.

(b)	Upon registration of a transfer of Notes, the Company must cancel the Note Certificate in respect of those Notes and re-issue a Note Certificate in respect of the Notes to the transferee (and, if the transferor has retained any Notes represented by the cancelled Note Certificate, re-issue a Note Certificate in respect of those Notes to the transferor).

(c)	Upon repayment of the Outstanding Amount in respect of Notes or Conversion of Notes, the Company must cancel the Note Certificate in respect of those Notes and re-issue a Note Certificate in respect of the remaining Notes (if any) represented by the cancelled Note Certificate to the holder of those remaining Notes.

7.	Form and title

7.1	Registered form

Each Note takes the form of an entry in the Register.

7.2	Issue of Notes by entry in Register

A Note is:

(a)	issued when details of the Note are first recorded in the Register; and

(b)	transferred when the details of the transfer are entered in the Register.

7.3	Independent obligations

Subject to the terms of this deed, the obligations of the Company in respect of each Note constitute separate and independent obligations which the Noteholder to whom those obligations are owed is entitled to enforce without having to join any other Noteholder.

7.4	Noteholder absolutely entitled

Upon a person acquiring title to a Note by virtue of becoming registered as the owner of that Note, all rights and entitlements arising by virtue of this deed in respect of that Note vest absolutely in the registered owner of that Note free of all equities.

8.	Rights and obligations of Noteholders

8.1	Benefit and entitlement

This document is executed as a deed. The Notes are issued on the condition that each Noteholder has the benefit of and is entitled to enforce this deed even though it is not a party to, or is not in existence at the time of execution and delivery of, this deed.

8.2	Rights independent

Each Noteholder may enforce its rights under this deed independently from each other Noteholder, subject to this deed.

8.3	No shareholder rights

Unless converted into a Conversion Share in accordance with clause 4:

(a)	a Note does not give the Noteholder a beneficial interest in any Share

(b)	a Note does not give the Noteholder the right to attend, receive note of or vote at shareholders’ meetings of the Company; and

(c)	a Note does not give the Noteholder any beneficial or other right to be paid or credited dividends or any other right to participate in a distribution of profits of the Company.

8.4	Noteholder bound

Each Noteholder is bound by this deed. The Notes are issued on the condition that each Noteholder is taken to have notice of and be bound by this deed.

9.	General matters

9.1	Variation

(a)	The Company, without the authority, assent or approval of the Noteholders, may amend or add to these terms of issue where the amendment or addition, in the reasonable opinion of the Company:

(i)	is of a formal, minor or technical nature;

(ii)	is made to cure any ambiguity or correct any manifest error; or

(iii)	is necessary to comply with the provisions of any statute or the requires of any statutory authority,

provided such amendment or addition does not materially adversely affect the rights of the Noteholders.

(b)	An amendment of this deed not falling within clause 9.1(a) may only be made if it has been approved in writing by the Majority Noteholders.

(c)	Any amendment of this deed made in accordance with clause 9.1(a) or 9.1(b) must be in writing and signed by the Company.

(d)	The Company must promptly provide written notice to each Noteholder of any amendment of this deed made in accordance with clause 9.1(a) or 9.1(b).

9.2	Governing law and jurisdiction

(a)	This deed is governed by the law of Victoria, Australia.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of courts exercising jurisdiction in Victoria and courts of appeal from them in respect of any proceedings arising out of or in connection with this deed.

Executed as a deed

Executed by Gelteq Limited ACN 619 501	}
254 in accordance with section 127 of the	}
Corporations Act 2001 (Cth):	}

/s/ Simon Szewach		/s/ Nathan Givoni
Signature of director		Signature of director/company secretary

Simon Szewach		Nathan Givoni
Name of director		Name of director/company secretary

Schedule 1 – Subscription Notice

To:	The Directors

Gelteq Limited ACN 619 501 254, of 641 Glen Huntly Road, Caulfield VIC 3162 (Company)

1.	Application

(a)	Barabash Nominees Pty Ltd ATF Barabash Family Trust of [*****]

(Subscriber) applies to have issued to him 150,000 convertible notes from the Company (Notes) with such Notes to be governed by the convertible note deed dated 01/02/24 executed by the Company (as amended from time to time) (Convertible Note Deed).

(b)	The consideration or the Notes is to be satisfied by an electronic transfer of cleared funds for $150,000 (Subscription Amount) to the following bank account nominated by the Company:

Account name:	Gelteq Limited

BSB:	[*****]

Account No:	[*****]

Bank:	[*****]

(c)	The Subscription Amount must be paid on or by 2 June 2024.

(d)	The issue of Notes to the Subscriber is subject to receipt of the Subscription Amount by the Company.

2.	Representations and warranties

(a)	The Subscriber represents, warrants and agrees the matters set out below for the benefit of the Company that as the date of this notice:

(A)	The Subscriber:

(1)	is validly existing under the laws of its place of incorporation or registration;

(2)	has the power to enter into and perform its obligations under the Convertible Note Deed; and

(3)	has taken all necessary action to authorise its application for Notes and to carry out the transactions contemplated by the Convertible Note Deed.

(B)	If the Subscriber is in Australia:

(1)	it is a “sophisticated investor” for the purposes of section 708(8) of the Corporations Act;

(2)	it is a “professional investor” under section 708(11) of the Corporations Act;

(3)	it has received this offer through a financial services licensee and that the other conditions set out in section 708(10) of the Corporations Act have been satisfied in respect of that offer; or

(4)	this constitutes a personal offer within the meaning of section 708(2) of the Corporations Act.

(C)	If the Subscriber is outside Australia, they are a person to whom an invitation or offer to subscribe for the Notes in the manner contemplated by Convertible Note Deed is permitted by the laws of the jurisdiction in which the Subscriber is situated and to whom the Notes can lawfully be issued under all applicable laws, without the need for any registration, filing or lodgment.

(D)	If the Subscriber is a financial services licensee (as defined in the Corporations Act) who intends to allocate the Notes to persons prior to settlement, each person who receives an allocation of Notes is, or shall be, a “sophisticated investor” or a “professional investor” within the meaning of section 708 of the Corporations Act and the Subscriber appropriate records to evidence this.

(E)	The Subscriber acknowledges that an investment in the Notes involves a degree of risk and that the Notes are, therefore, a speculative investment. The Subscriber confirms that it has considered such risk in deciding to subscribe for the Notes. The Subscriber and each other person (if any) for whose account the Subscriber is acquiring any Notes have the financial ability to bear the economic risks of the investment in the Notes.

(F)	If the Subscriber is acquiring any Notes for an account of one or more persons or if the Subscriber is offering Notes to any person (including its clients), the Subscriber has full power to make each and all of acknowledgments, representations, warranties and agreements contained in this Subscription Notice on behalf of each such person and the Subscriber will take reasonable steps to ensure that each such person will comply with its obligations herein.

(G)	The Subscriber acknowledges and agrees that the Company and its respective directors, employees, agents, advisers and consultants make no representation or warranty as to the accuracy, reliability or completeness of the information relating to the Company provided to the Subscriber or its advisers to the full extent permitted by law. The Company will have no liability (including liability to the Subscriber by reason of negligence or negligent misstatement) for any statements, opinions, information, projections, estimates, forecasts or other matters (expressed or implied) arising out of, contained in or derived from, or for any omissions from, the information provided to the Subscriber or its advisers except liability under statute that cannot be excluded.

(b)	By executing this document, the Subscriber agrees to be bound by the terms of the Convertible Note Deed in the capacity of a “Noteholder”.

Date:

EXECUTED as a deed by the Subscriber in favour of the Company

Signed, sealed and delivered by	}
Barabash Nominees Pty Ltd ATF	}
Barabash Family Trust in the	}
presence of:	}

/s/ Ian Barabash
Signature of witness		Signature of Ian Barabash

Name

Convertible note deed

Gelteq Limited

Table of Contents

1.	Defined terms and interpretation	3
2.	Notes	8
3.	Payment	9
4.	Conversion	10
5.	Redemption	12
6.	Register and Note Certificates	12
7.	Form and title	13
8.	Rights and obligations of Noteholders	14
9.	General matters	15
Schedule 1 – Subscription Notice		17

2

Dated	25/05/2024

Parties

This deed is made by Gelteq Limited ACN 619 501 254 (Company)

Address	641 Glen Huntly Road, Caulfield VIC 3162

Email	info@gelteq.com

Attention	Simon Szewach

Background

A.	The Company proposes to issue Notes from time to time pursuant to the terms of this deed.

B.	The Company enters into this deed for the benefit of the Noteholders from time to time.

Agreed terms

1.	Defined terms and interpretation

1.1	Defined terms

In this deed unless the context otherwise requires:

Board means the board of directors for the time being of the Company.

Business Day means a day on which banks are open for business in Sydney excluding a Saturday, Sunday or public holiday in that city.

Constitution means the constitution of the Company from time to time.

Control has the meaning given to that term in section 50AA of the Corporations Act.

Conversion means, in respect of a Note, the application of the Outstanding Amount in respect of that Note to subscribe for Conversion Shares in accordance with clause 4, and Convert has a corresponding meaning.

Conversion Price means a price that will be 22% lower than the Listing Price and would be calculated as Conversion Price multiplied by the sum of 1 minus the Discount Rate.

Conversion Share means an ordinary Share issued in respect of a Conversion under clauses 4.1 or 4.2.

Corporations Act means the Corporations Act 2001 (Cth).

Default Repayment Date has the meaning given in clause 5.2.

Discount Rate means 22%.

3

Encumbrance means any interest or power:

(a)	reserved in or over any interest in any asset including, but not limited to, any retention of title; or

(b)	created or otherwise arising in or over any interest in any asset under a security agreement, a bill of sale, mortgage, charge, lien, pledge, trust or power,

(i)	by way of, or having similar commercial effect to, security for payment of a debt, any other monetary obligation or the performance of any other obligation, or any trust or any retention of title and includes, but is not limited to:

(ii)	any agreement to grant or create any of the above; and

(c)	a security interest within the meaning of section 12(1) of the Personal Property Securities Act 2009 (Cth).

End Date means 31 December 2025.

Event of Default means the occurrence of any of the following events:

(a)	the Company breaches this deed, provided such breach is materially adverse to the Company, and such breach is not remedied within 10 Business Days of the Company receiving notice of such breach in writing;

(b)	an application or order is made for the winding up of the Company or for the appointment of a liquidator in respect of the Company;

(c)	the Company passes a resolution for its winding up;

(d)	the Company enters into or resolves to enter into a scheme of arrangement, compromise or composition with, or assignment for the benefit of, creditors or any class of them;

(e)	the Company is deregistered, or any steps are taken to deregister the Company under the Corporations Act;

(f)	a receiver, receiver and manager, administrator, controller (within the meaning of section 9 of the Corporations Act) or analogous person is appointed to, or the holder of an Encumbrance takes possession of, all or any part of the assets of the Company;

(g)	the Company is or becomes unable to pay its debts as they fall due; or

(h)	non-payment of the Outstanding Amount in respect of a Note on the Repayment Date.

Face Value in respect of a Note, has the meaning given to that term in clause 2.1(a)(i).

Government Agency means any government or governmental, administrative, monetary, fiscal or judicial body, department, commission, authority, tribunal, agency or entity in any part of the world.

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Group means the corporate group comprising the Company each of its Related Bodies Corporate and Group Member means any one of them individually, as applicable.

Immediately Available Funds means payment by electronic funds transfer into an account nominated by the recipient.

Interest Rate means 6.00% per annum.

Listing means the admission for trading on a recognised stock exchange of securities in any Group Member (or any company which is proposed by the Board to become the ultimate holding company of the Group), whether or not in conjunction with a sell-down of any such securities.

Liquidity Event means:

(a)	a Listing;

(b)	a Sale Event; or

(c)	a Qualifying Transaction.

(d)	30 days from the date of an IPO

Liquidity Event Notice has the meaning given in clause 4.1.

Liquidity Repayment Date has the meaning given in clause 5.2.

Lockup Period means a 30-day lockup restriction period where the Noteholder is unable to sell stock in the event of a Listing event.

Majority Noteholders means a Noteholder or Noteholders holding more than 50% of the Outstanding Amount owing on all Notes on issue from time to time.

Maturity Date means 31 December 2025.

Maturity Date Notice has the meaning given in clause 4.2.

Market Value means:

(a)	in the case of a Listing, the price per Share set for the underlying securities that are offered for issue as part of the Listing;

(b)	in the case of a Sale Event, the price per Share set for the underlying securities that are to be sold as part of the Sale Event; and

(c)	in the case of a Qualifying Transaction, the price per Share set for the underlying securities that are to be issued as part of the Qualifying Transaction.

Note means an unsecured convertible note of the Company constituted by this deed and issued in accordance with clause 2 which has not been repaid or converted in accordance with this deed.

Noteholder means a person noted in the Register as a holder of one or more Notes.

Noteholder Redemption Notice has the meaning given in clause 4.1.

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Note Certificate means a certificate or statement evidencing a Noteholder as the registered holder of a Note.

Outstanding Amount means Equal to the Face Value plus the accrued but unpaid interest

Qualifying Transaction means the completion of a transaction or series of related transactions with the principal purpose of raising at least $5,000,000 by way of issue of Shares or any other class of securities (as defined in section 92(3) of the Corporations Act) issued by the Company from time to time including securities that are convertible or exchangeable for Shares or any form of listing on a public stock exchange.

Register means the register of Noteholders of the Company evidencing the relevant holder of each Note.

Related Body Corporate has the meaning given to that term in the Corporations Act.

Repayment Date means a Default Repayment Date or a Liquidity Repayment Date.

Sale Event means:

(a)	a sale to a third party purchaser of all (or substantially all) of the assets and business undertaking of the Company (including by way of a sale of shares of the Company’s directly or indirectly owned subsidiaries); or

(b)	the sale by the Company’s shareholders (in one transaction or a series of connected transactions) to a third party purchaser of all of the Shares,

provided that no sale or transfer undertaken to effect a corporate reorganisation of any Group Member will constitute a Sale Event.

Share means a share of any class in the capital of the Company.

Shareholder means a holder of shares in the Company.

Shareholders’ Deed means the amended and restated shareholders’ deed dated 19 July 2021 between the Company and its Shareholders.

Subscriber means a person subscribing for Notes pursuant to a Subscription Notice.

Subscription Notice means a notice substantially in the form as set out in Schedule 1 whereby a person agrees to subscribe for a number of Notes to be issued by the Company on the terms of this deed.

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Tax means tax, levy, charge, impost, fee, deduction, goods and services tax, compulsory loan or withholding which is assessed, levied, imposed or collected by any Government Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	A term used in this deed that has a meaning given by the Corporations Act has that meaning unless otherwise defined in this deed.

(c)	The singular includes the plural and the plural includes the singular.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency as well as an individual.

(f)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed and a reference to this deed includes any schedule, attachment and exhibit.

(g)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(h)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(i)	A reference to a party to a document includes that party’s successors and permitted assignees.

(j)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(k)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(l)	A reference to ’$’ means the lawful currency of Australia.

1.3	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘include’ or ‘for example’ or similar expressions does not limit what else is included.

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1.4	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

2.	Notes

2.1	Creation of Notes

(a)	The Company may create and issue Notes on the terms and conditions of this deed. The Company may only issue Notes pursuant to a Subscription Notice or as otherwise permitted in this deed. Each Note issued to a Noteholder pursuant to a Subscription Notice will:

(i)	have a face value of $1 (Face Value); and

(ii)	be on the terms and conditions of this deed.

(b)	If a Subscriber delivers a completed and executed Subscription Notice to the Company by the End Date:

(i)	the Subscriber must pay the Subscription Amount (as defined in the Subscription Notice) to the Company on the terms set out in the Subscription Notice by 5pm on the End Date; and

(ii)	subject to receipt of the Subscription Amount, the Company must issue the Notes set out in the Subscription Notice to the Subscriber on the terms of this deed; and

(iii)	the Company must register the issue of the Notes in the Register and otherwise comply with its obligations under clause 6.

2.2	Undertakings and acknowledgment of debt

The Company:

(a)	agrees to pay any amounts payable to a Noteholder in respect of each Note held by that Noteholder in accordance with this deed; and

(b)	acknowledges that it is indebted to a Noteholder for the aggregate Outstanding Amount in respect of the Notes held by that Noteholder and any other amount payable in connection with those Notes under this deed.

2.3	Status

(a)	The Notes:

(i)	are direct and unconditional obligations of the Company;

(ii)	are unsecured;

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(iii)	rank:

(A)	without preference or priority among themselves; and

(B)	at least equally with all present and future unsubordinated and unsecured obligations of the Company (except liabilities mandatorily preferred by law and subject to laws and principles of equity generally affecting creditors’ rights).

(b)	The ranking of Notes is not affected by the date of inscription in the Register.

2.4	Purpose

The Company will use the proceeds from the issue of Notes for working capital purposes.

2.5	Transfer of Notes

A Noteholder must not transfer any of its Notes without the prior written approval of the Board.

2.6	Most favoured nation

If after the date a Note is issued but prior to its Conversion or Redemption, the Company issues convertible notes on terms that are more favourable (individually or when taken as a whole) than those set out in this deed, the Company must provide full details to the Noteholders (including a copy of any agreement) without undue delay, and amend this document on request of the Majority Noteholders so as to provide the Noteholders with such more favourable terms.

3.	Payment

3.1	Final payment

Subject to clause 4, on the Repayment Date, the Company must pay the Outstanding Amount in respect of a Note to the relevant Noteholder.

3.2	Method

The Company and each Noteholder must make all payments due under this deed:

(a)	in Immediately Available Funds;

(b)	in Australian dollars; and

(c)	not later than midday in Sydney, NSW, Australia on the due date.

3.3	Gross

The Company must make all payments due under this deed without:

(a)	any set-off, counterclaim or condition; or

(b)	any deduction or withholding for any Tax or any other reason other than a deduction or withholding which is required by applicable law.

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3.4	Interest

(a)	Each Note will accrue interest on its Face Value from the date of issue in accordance with this clause 3.4.

(b)	Interest on the Face Value of each Note:

(i)	accrues daily at the Interest Rate from the date of issue; and

(ii)	is calculated on the basis of actual days elapsed and a 365 day year.

(c)	Interest accrued under this clause 3.4 for all or part of a financial year which remains unpaid from time to time after the earlier of the end of that financial year and the Repayment Date will not be capitalised.

3.5	Cancellation of Notes

Upon the Company paying all of the Outstanding Amount in respect of a Note to the relevant Noteholder under this clause 3, the Note is automatically cancelled and may not be reissued. The Company must update the Register accordingly.

4.	Conversion

4.1	Conversion on a Liquidity Event

(a)	If at any time the Board proposes to implement a Liquidity Event, the Company must notify all Noteholders in writing (Liquidity Event Notice).

(b)	Each Noteholder may, within 10 Business Days of receipt of the Liquidity Event Notice, by written notice to the Company:

(i)	elect to Convert all Notes on issue into the number of fully paid Conversion Shares determined in accordance with clause 4.1(c)(ii); or

(ii)	declare that the Outstanding Amount in respect of all Notes on issue is due and payable and that all Notes on issue are to be redeemed by the Company in accordance with clause 5.2 and to be paid out of the proceeds of the Liquidity Event (Noteholder Redemption Notice).

(c)	If a Noteholder elects to Convert all Notes on issue under clause 4.1(b)(i), all Notes held by that Noteholder will Convert:

(i)	immediately prior to the Liquidity Event; and

(ii)	into such number of fully paid Conversion Shares calculated as the total Outstanding Amount in respect of the Notes held by that Noteholder divided by the Conversion Price.

(d)	If a Noteholder fails to deliver a notice to the Company under clause 5.2(b), it will be deemed to have elected to Convert all Notes on issue in accordance with clause 4.1(c).

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4.2	Maturity Date Notice

(a)	At least 90 days prior to the Maturity Date, each Noteholder must provide written notice to the Company confirming whether the Noteholder elects to Convert their Notes on the Maturity Date or intends to redeem the Notes for repayment pursuant to clause 3.1 (Maturity Date Notice).

(b)	If a Noteholder fails to give a Maturity Date Notice at least 90 days prior to the Maturity Date, the Noteholder will be deemed to have given a Maturity Date Notice electing to Convert their Notes on the Maturity Date, unless the Company advises the Noteholder at least 15 days prior to the Maturity Date that it will instead elect to repay the Notes on the Maturity Date pursuant to clause 3.1.

4.3	Conversion pursuant to Maturity Date Notice

(a)	A Noteholder must elect to Convert all Notes on issue when giving a Maturity Date Notice pursuant to clause 4.2.

(b)	Where:

(i)	a Noteholder elects to Convert all Notes pursuant to clause 4.3(a); or

(ii)	a Noteholder is deemed to have elected to Convert all Notes on issue pursuant to clause 4.2(b) (and the Company does not give the Noteholder a notice for repayment pursuant to that clause),

all Notes held by the Noteholder will Convert into the number of fully paid Conversion Shares calculated as the total Outstanding Amount in respect of the Notes held by that Noteholder divided by the Conversion Price.

4.4	Implications of Conversion

(a)	On issue of the Conversion Shares, to the extent not already done so, each Noteholder agrees to be a member of the Company and be bound by the Constitution.

(b)	On Conversion:

(i)	the Company must procure that a meeting of the Board is convened and approves the matters in clause 4.4(b)(ii); and

(ii)	the Company must:

(A)	issue the Conversion Shares to each Noteholder as fully paid and free from Encumbrances;

(B)	enter each Noteholder in the register of members of the Company as the holder of the Conversion Shares;

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(C)	issue and deliver appropriate certificates of title in respect of the Conversion Shares to each Noteholder; and

(D)	lodge a notice with the Australian Securities and Investments Commission in respect of the issue of the Conversion Shares to each Noteholder.

(E)	The Noteholder agrees to the required Lock Up Period requirement.

4.5	Cancellation of Notes

Upon the Conversion of a Note under this clause 4, the Note is automatically cancelled and the Company must update the Register accordingly.

5.	Redemption

5.1	Redemption on an Event of Default

If an Event of Default occurs and continues unremedied for 10 Business Days after notice of the Event of Default is given to the Company, the Majority Noteholders may, by written notice to the Company (Default Redemption Notice), declare that the Outstanding Amount in respect of all Notes on issue is immediately due and payable.

5.2	Process of redemption

The Company must redeem:

(a)	if it relates to a Noteholder Redemption Notice, each Note held by each Noteholder that delivered a Noteholder Redemption Notice within 5 Business Days of the Liquidity Event and the parties acknowledge that the Notes will be redeemed out of the proceeds of the Liquidity Event (Liquidity Repayment Date); or

(b)	if it relates to a Default Redemption Notice, all Notes held by all Noteholders, within 5 Business Days of the date of a Default Redemption Notice (Default Repayment Date),

and pay the Outstanding Amount in respect of each Note to the relevant Noteholder in Immediately Available Funds in accordance with clause 3.

6.	Register and Note Certificates

6.1	Register

(a)	The Company must prepare and maintain a Register containing all usual and proper information relating to the Notes including, without limitation:

(i)	the name and address of each Noteholder;

(ii)	the number and Face Value of each Note held by a Noteholder;

(iii)	whether any Notes held by a Noteholder have been repaid, converted or transferred;

(iv)	the date of issue, transfer, repayment or conversion of each Note;

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(v)	if a Note held by a Noteholder has been converted into a Conversion Share, the number of Conversion Shares issued pursuant to the conversion; and

(vi)	the number of each Note Certificate in respect of the Notes held by a Noteholder.

(b)	The Company must promptly update the Register to record changes.

6.2	Register is paramount

Each entry in the Register is sufficient and conclusive evidence to all persons and for all purposes that the person whose name is so inscribed is the registered holder of the Note, except in the case of manifest error or a breach by the Company of its obligations under clause 6.1.

6.3	Effect of entries in the Register

Each entry in the Register in respect of a Note constitutes:

(a)	an acknowledgment to the Noteholder by the Company of the indebtedness of the Company to the Noteholder under this deed;

(b)	an undertaking by the Company to the Noteholder to make all payments required to be made in respect of the Notes held by that Noteholder in accordance with the terms of this deed; and

(c)	an entitlement to other benefits given to the Noteholder under this deed.

6.4	Note Certificates

(a)	Upon the issue of Notes, the Company must issue a Note Certificate in respect of those Notes to each Noteholder.

(b)	Upon registration of a transfer of Notes, the Company must cancel the Note Certificate in respect of those Notes and re-issue a Note Certificate in respect of the Notes to the transferee (and, if the transferor has retained any Notes represented by the cancelled Note Certificate, re-issue a Note Certificate in respect of those Notes to the transferor).

(c)	Upon repayment of the Outstanding Amount in respect of Notes or Conversion of Notes, the Company must cancel the Note Certificate in respect of those Notes and re-issue a Note Certificate in respect of the remaining Notes (if any) represented by the cancelled Note Certificate to the holder of those remaining Notes.

7.	Form and title

7.1	Registered form

Each Note takes the form of an entry in the Register.

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7.2	Issue of Notes by entry in Register

A Note is:

(a)	issued when details of the Note are first recorded in the Register; and

(b)	transferred when the details of the transfer are entered in the Register.

7.3	Independent obligations

Subject to the terms of this deed, the obligations of the Company in respect of each Note constitute separate and independent obligations which the Noteholder to whom those obligations are owed is entitled to enforce without having to join any other Noteholder.

7.4	Noteholder absolutely entitled

Upon a person acquiring title to a Note by virtue of becoming registered as the owner of that Note, all rights and entitlements arising by virtue of this deed in respect of that Note vest absolutely in the registered owner of that Note free of all equities.

8.	Rights and obligations of Noteholders

8.1	Benefit and entitlement

This document is executed as a deed. The Notes are issued on the condition that each Noteholder has the benefit of and is entitled to enforce this deed even though it is not a party to, or is not in existence at the time of execution and delivery of, this deed.

8.2	Rights independent

Each Noteholder may enforce its rights under this deed independently from each other Noteholder, subject to this deed.

8.3	No shareholder rights

Unless converted into a Conversion Share in accordance with clause 4:

(a)	a Note does not give the Noteholder a beneficial interest in any Share

(b)	a Note does not give the Noteholder the right to attend, receive note of or vote at shareholders’ meetings of the Company; and

(c)	a Note does not give the Noteholder any beneficial or other right to be paid or credited dividends or any other right to participate in a distribution of profits of the Company.

8.4	Noteholder bound

Each Noteholder is bound by this deed. The Notes are issued on the condition that each Noteholder is taken to have notice of and be bound by this deed.

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9.	General matters

9.1	Variation

(a)	The Company, without the authority, assent or approval of the Noteholders, may amend or add to these terms of issue where the amendment or addition, in the reasonable opinion of the Company:

(i)	is of a formal, minor or technical nature;

(ii)	is made to cure any ambiguity or correct any manifest error; or

(iii)	is necessary to comply with the provisions of any statute or the requires of any statutory authority,

provided such amendment or addition does not materially adversely affect the rights of the Noteholders.

(b)	An amendment of this deed not falling within clause 9.1(a) may only be made if it has been approved in writing by the Majority Noteholders.

(c)	Any amendment of this deed made in accordance with clause 9.1(a) or 9.1(b) must be in writing and signed by the Company.

(d)	The Company must promptly provide written notice to each Noteholder of any amendment of this deed made in accordance with clause 9.1(a) or 9.1(b).

9.2	Governing law and jurisdiction

(a)	This deed is governed by the law of Victoria, Australia.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of courts exercising jurisdiction in Victoria and courts of appeal from them in respect of any proceedings arising out of or in connection with this deed.

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Executed as a deed

Executed by Gelteq Limited ACN 619 501	}
254 in accordance with section 127 of the	}
Corporations Act 2001 (Cth):	}

/s/ Simon Szewach		/s/ Nathan Givoni
Signature of director		Signature of director/company secretary

Simon Szewach		Nathan Givoni
Name of director		Name of director/company secretary

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Schedule 1 – Subscription Notice

To:	The Directors

Gelteq Limited ACN 619 501 254, of 641 Glen Huntly Road, Caulfield VIC 3162 (Company)

1.	Application

Landis Testamentary Trust of [*****]
(a)	(Subscriber) applies to have issued to him 100,000 convertible notes from the Company (Notes) with such Notes to be governed by the convertible note deed dated 01/02/24 executed by the Company (as amended from time to time) (Convertible Note Deed).

(b)	The consideration or the Notes is to be satisfied by an electronic transfer of cleared funds for $100,000 (Subscription Amount) to the following bank account nominated by the Company:

Account name:	Gelteq Limited

BSB:	[*****]

Account No:	[*****]

Bank:	[*****]

(c)	The Subscription Amount must be paid on or by 2 June 2024.

(d)	The issue of Notes to the Subscriber is subject to receipt of the Subscription Amount by the Company.

2.	Representations and warranties

(a)	The Subscriber represents, warrants and agrees the matters set out below for the benefit of the Company that as the date of this notice:

(A)	The Subscriber:

(1)	is validly existing under the laws of its place of incorporation or registration;

(2)	has the power to enter into and perform its obligations under the Convertible Note Deed; and

(3)	has taken all necessary action to authorise its application for Notes and to carry out the transactions contemplated by the Convertible Note Deed.

(B)	If the Subscriber is in Australia:

(1)	it is a “sophisticated investor” for the purposes of section 708(8) of the Corporations Act;

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(2)	it is a “professional investor” under section 708(11) of the Corporations Act;

(3)	it has received this offer through a financial services licensee and that the other conditions set out in section 708(10) of the Corporations Act have been satisfied in respect of that offer; or

(4)	this constitutes a personal offer within the meaning of section 708(2) of the Corporations Act.

(C)	If the Subscriber is outside Australia, they are a person to whom an invitation or offer to subscribe for the Notes in the manner contemplated by Convertible Note Deed is permitted by the laws of the jurisdiction in which the Subscriber is situated and to whom the Notes can lawfully be issued under all applicable laws, without the need for any registration, filing or lodgment.

(D)	If the Subscriber is a financial services licensee (as defined in the Corporations Act) who intends to allocate the Notes to persons prior to settlement, each person who receives an allocation of Notes is, or shall be, a “sophisticated investor” or a “professional investor” within the meaning of section 708 of the Corporations Act and the Subscriber appropriate records to evidence this.

(E)	The Subscriber acknowledges that an investment in the Notes involves a degree of risk and that the Notes are, therefore, a speculative investment. The Subscriber confirms that it has considered such risk in deciding to subscribe for the Notes. The Subscriber and each other person (if any) for whose account the Subscriber is acquiring any Notes have the financial ability to bear the economic risks of the investment in the Notes.

(F)	If the Subscriber is acquiring any Notes for an account of one or more persons or if the Subscriber is offering Notes to any person (including its clients), the Subscriber has full power to make each and all of acknowledgments, representations, warranties and agreements contained in this Subscription Notice on behalf of each such person and the Subscriber will take reasonable steps to ensure that each such person will comply with its obligations herein.

(G)	The Subscriber acknowledges and agrees that the Company and its respective directors, employees, agents, advisers and consultants make no representation or warranty as to the accuracy, reliability or completeness of the information relating to the Company provided to the Subscriber or its advisers to the full extent permitted by law. The Company will have no liability (including liability to the Subscriber by reason of negligence or negligent misstatement) for any statements, opinions, information, projections, estimates, forecasts or other matters (expressed or implied) arising out of, contained in or derived from, or for any omissions from, the information provided to the Subscriber or its advisers except liability under statute that cannot be excluded.

(b)	By executing this document, the Subscriber agrees to be bound by the terms of the Convertible Note Deed in the capacity of a “Noteholder”.

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Date:	30/5/2024

EXECUTED as a deed by the Subscriber in favour of the Company

Signed, sealed and delivered by Landis	}
Testamentary Trust in the presence of:	}
}
}
/s/ Authorized Signatory
Signature of witness		Signature of Authorized Signatory

Name

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